UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3625 Cumberland Boulevard, Suite 1150, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2014, the Board of Directors (the "Board") of the Preferred Apartment Communities, Inc. (the "Company") approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock. On May 8, 2014, the Compensation Committee of the Board of Directors approved grants of 7,353 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2011 Stock Incentive Plan to each of the following non-employee directors of the Company: Steve Bartkowski, Gary B. Coursey, William J. Gresham, Jr., Howard A. McLure and Timothy A. Peterson. The Board also approved the grant of an additional 2,451 shares of restricted common stock for the Chair of the Audit Committee of the Company, Timothy A. Peterson. Each share of restricted common stock will vest on the earlier to occur of (a) May 8, 2015 and (b) the next annual meeting of the Company's stockholders. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement, filed as an exhibit hereto and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 8, 2014, the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing eight directors to serve on the Board until the 2015 Annual Meeting of Stockholders; (ii) amending the Company's charter to add holder redemption options in the first two years of ownership of the Company's Series A Redeemable Preferred Stock; and (iii) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  As of the record date, March 14, 2014, there were 15,336,059 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 14,192,458 shares of Common Stock representing 92.54% of the total shares of Common Stock entitled to vote at the meeting.
To permit additional time to solicit stockholder votes for Proposal No. 2 contained in the Company's definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 21, 2014 (the "Proxy Statement"), the Annual Meeting with respect to this proposal was adjourned June 26, 2014, at 9:00 a.m., Eastern Time and scheduled to reconvene at that time at the 3625 Cumberland Blvd., 3rd Floor, Atlanta, Georgia 30339. A copy of the press release announcing the adjournment of the Annual Meeting for Proposal No. 2 is attached hereto as Exhibit 99.1.
The final voting results for each of the remaining proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)    The following eight persons were elected directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
John A. Williams	9,161,857	633,368	4,397,233
Leonard A. Silverstein	9,165,006	630,219	4,397,233
Steve Bartkowski	9,166,421	628,804	4,397,233
Gary B. Coursey	9,118,179	677,046	4,397,233
Daniel M. DuPree	9,118,099	677,126	4,397,233
William J. Gresham, Jr.	9,161,857	633,368	4,397,233
Howard A. McLure	9,117,899	677,326	4,397,233
Timothy A. Peterson	9,119,085	676,140	4,397,233

(2)	The stockholders ratified PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for 2014:

For	14,119,578
Against	66,113
Abstain	6,767

Further information regarding these proposals is set forth in the Company’s Proxy Statement.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Form of Restricted Stock Agreement pursuant to the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (incorporated by reference to Exhibit 10.9 to Pre-effective Amendment No. 6 to Form S-11 Registration Statement (Registration No. 333-168407) filed by the Company with the Securities and Exchange Commission on March 4, 2011)

99.1	Press Release dated May 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: May 8, 2014	By:	/s/ John A. Williams
John A. Williams
Chief Executive Officer